SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 2003


                    FIRST HORIZON PHARMACEUTICAL CORPORATION
               (Exact name of registrant as specified in charter)


                        Commission File Number 000-30123


              DELAWARE                                   58-2004779
  (State or other jurisdiction of            (IRS Employer Identification No.)
         incorporation)


              6195 Shiloh Road
            Alpharetta, Georgia                                30005
   (Address of principal executive offices)                 (Zip Code)




        Registrant's telephone number including area code (770) 442-9707



  (Former name or former address, if changed since last report) Not Applicable

Item 5.  Other Events.

     On May 19, 2003, First Horizon Pharmaceutical Corporation (the "Company"), issued a press release announcing the appointment of a new President and a new Chairman, and the resignation of its former Chairman, President and Chief Executive Officer. The Company hereby incorporates by reference herein the information set forth in its Press Release dated May 19, 2003, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired

         Not Applicable

     (b) Pro Forma Financial Information

         Not Applicable

     (c) Exhibits:

         Exhibit Number             Description
         --------------             -----------
         99.1                       Press Release dated May 19, 2003






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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST HORIZON PHARMACEUTICAL CORPORATION



Date:  May 20, 2003                By:  /s/ Darrell Borne
                                      ------------------------------------------
                                      Darrell Borne
                                      Chief Financial Officer, Treasurer
                                        and Secretary




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